UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

GLYECO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30396	45-4030261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4802 East Ray Road, Suite 23-196 Phoenix, Arizona		85044
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 960-1539

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Officers

On January 14, 2013, Kevin J. Conner resigned as Chief Financial Officer of GlyEco, Inc. (the “Company”), effective immediately, to allow the Company to conduct a search for a local (Phoenix, Arizona based) chief financial officer.  On January 15, 2013, the Board of Directors accepted Mr. Conner’s resignation.  There are no disagreements between Mr. Conner and the Company on any matter relating to the Company’s SEC filings, accounting, operations, policies, or practices. Through Conner LLP, Mr. Conner will continue to assist the Company going forward in its future financial matters on a consultancy basis, including assisting the Company in the search mentioned above.  Mr. Conner was provided with an opportunity to review this Form 8-K and provided no additional comments.

Appointment of Certain Officers

On January 15, 2013, Alicia Williams, 35, Secretary, Controller and VP of Internal Operations, was designated by the Board of Directors to serve as the Company’s interim principal financial officer, effective upon Mr. Conner’s departure until such time as a permanent Chief Financial Officer is named.  Ms. Williams holds an extensive accounting background, including receiving a Bachelor of Science in Management Information Systems & Accounting, and she is licensed to practice law in the State of Arizona.  As Controller, Ms. Williams has managed the financial and accounting processes of the Company since 2008.

Ms. Williams was appointed as Secretary of the Company by the Board of Directors on November 30, 2011. From October 2008 until the date Global Recycling Technologies, Ltd., a Delaware corporation and privately-held operating subsidiary, merged with and into the Company, Ms. Williams served as the Director of Internal Operations of Global Recycling.   Upon the consummation of the merger of Global Recycling with and into the Company, Ms. Williams became the Controller and VP of Internal Operations of the Company. From August 2004 until she joined the Company, Ms. Williams was a full-time law student and/or part-time law clerk.  From March 2000 to August 2004, Ms. Williams served as a Senior Systems Analyst/Data Lead at Intel Corporation in Chandler, Arizona. Ms. Williams holds a law degree (J.D.) from the University of Southern California Gould School of Law in Los Angeles, California (December 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLYECO, INC.

Dated: January 18, 2013	By:	/s/ John Lorenz
John Lorenz President and Chief Executive Officer, Director (Principal Executive Officer)